HCM Tactical Plus Fund

(formerly, “HCM Tactical Growth Fund”)
Class A Shares HCMGX
Class I Shares HCMIX
Investor Class Shares HCMDX

(the “Fund”)

a series of Northern Lights Fund Trust III

Supplement dated December 12, 2025 to the Prospectus,
dated November 1, 2025

The following replaces the “Performance Table” of the “Fund Summary – HCM Tactical Plus Fund” section on page 11 of the Prospectus:

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2024)

	One Year	Five Years	10 Years
Class A shares
Return before taxes	26.15%	17.17%	13.76%
Return after taxes on distributions	21.41%	16.02%	13.02%
Return after taxes on distributions and sale of Fund shares	15.70%	13.49%	11.28%
Class I shares
Return before taxes	34.16%	18.84%	14.56%
Investor Class shares
Return before taxes	32.86%	17.68%	13.62%
S&P 500 TR Index(1) (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
HFRX Equity Hedge Index(2) (reflects no deduction for fees, expenses or taxes)	7.83%	5.53%	3.51%

(1)	The S&P 500 TR Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index or benchmark.

(2)	The HFRX Equity Hedge Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds. Indices are adjusted for the reinvestment of capital gains and income dividends. Investors cannot invest directly in an index or benchmark.

You should read this Supplement in conjunction with the Fund’s Prospectus and SAI dated November 1, 2025. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-855-969-8464.

Please retain this Supplement for future reference.